--------------------------------------------------------------------------------
                                                 WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                VALUE PORTFOLIO

                                  A N N U A L
                                  R E P O R T

                                 MARCH 31, 1998

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table below shows how an investment of $25,000 in the Value Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Portfolio for the one, five and ten year periods ended March 31, 1998, calculated in accordance with SEC standardized formulas.

                       VALUE OF      VALUE OF      VALUE OF
                        INITIAL     CUMULATIVE    CUMULATIVE     TOTAL
                        $25,000    CAPITAL GAIN   REINVESTED    VALUE OF   ANNUAL RATE
    PERIOD ENDED      INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES     OF RETURN
--------------------  -----------  -------------  -----------  ----------  -----------
May 9, 1986            $  25,000            --            --   $   25,000          --
Dec. 31, 1986             25,863            --            --       25,863         3.5%+
Dec. 31, 1987             24,253           264         1,205       25,722        -0.5
Dec. 31, 1988             27,430           299         2,223       29,952        16.5
Dec. 31, 1989             30,763         2,103         3,701       36,567        22.1
Dec. 31, 1990             28,040         2,112         4,500       34,652        -5.2
Dec. 31, 1991             33,940         3,811         6,475       44,226        27.6
Dec. 31, 1992             36,350         6,019         7,884       50,253        13.6
Dec. 31, 1993             42,010         9,114         9,199       60,323        20.0
Dec. 31, 1994             36,075        10,414         7,899       54,388        -9.8
Dec. 31, 1995             45,955        17,447        11,855       75,257        38.4
Dec. 31, 1996             51,478        24,054        13,792       89,324        18.7
Dec. 31, 1997             62,878        42,824        18,398      124,100        38.9
Mar. 31, 1998             73,278        49,907        21,441      144,626        16.5++

The portfolio's average annual total return for the one, five and ten year periods ending March 31, 1998, was 58.8%, 21.9%, and 17.9%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $30,336, and the total amount of income distributions reinvested was $9,949. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+ Return is for the period 5/9/86 through 12/31/86
++ Return is for the period 1/1/98 through 3/31/98

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                         MARCH 31, 1998 - ANNUAL REPORT

                                                                   April 4, 1998

Dear Fellow Shareholder:

      The first quarter of 1998 was a great one for the Value Portfolio. Total return (income plus appreciation) was +16.5%. This compares to +13.9% for the S&P 500. Over the past 12 months, total return was +58.8% vs. +48.0% for the S&P. The table on page 1 shows returns for each year since inception, and the table below summarizes returns over various intervals. (All returns shown are AFTER deducting all fees and expenses.)

                                            ONE YEAR      FIVE YEARS      TEN YEARS
                                          -------------  -------------  -------------
Value Portfolio                                 58.8%          21.9%          17.9%
S&P 500                                         48.0           22.4           18.9
Average Growth & Income Fund                    40.2           19.2           16.4

      At the end of March, our cash and other "reserves" accounted for 25% of portfolio assets. These reserves are a product of sales of stocks which have reached (or exceeded) our assessment of their business value and higher than usual new investments by shareholders (more on this later). I do not consider the accumulation of reserves a "market timing" call, but for better or worse, we are less exposed to stocks now than we have been since the summer of 1987.

GROWTH IN THE SIZE OF THE FUND

      One by-product of these good results is that all three of our stock funds have been showing up in "top fund performers" tables and in various articles. It is nice to be recognized for good performance, but the publicity has attracted a lot of interest from mutual fund investors. This creates a short-term increase in the number of inquiries about the fund and might lead shareholders to wonder whether the fund is, or might become, too large.

      The immediate logistical challenge of fielding many extra calls a day, answering questions about the funds and mailing the appropriate information at a seasonally busy time of year is straining our systems a bit. This has meant adding temporary staff, after-hours mailroom work for all of us, and a regrettable increase in the use of the "hold" button by our receptionist.

However, we continue to have higher minimums than most mutual funds, are discouraging "hot money" investors and are working on our systems to make sure that we will be able to maintain the quality of our client service effort. In the meantime, we appreciate your patience with the occasional inconvenience of dealing with an overly-busy staff member.

      The larger question of fund size is one we think about all the time. The Value Portfolio has grown from $50 million in assets at the beginning of 1993 to $448 million at March 31, 1998. During this period, shareholders invested $152 million of new cash (38% of the increase) and appreciation accounted for $246 million (62%). New cash inflow was $20 million in the first quarter, which is higher than normal, but amounts to just over 5% of assets at the beginning of the year. At this point, we are certainly not experiencing a torrent of new funds, and I really do not expect that we will.

      The fund is larger than it used to be, but it is still small by mutual fund standards. Even if one aggregates all the assets under management by Weitz & Co. (approximately $1 billion), we are still very small in the context of a multi-TRILLION dollar stock market. If we were limited to investing in the very smallest of companies, size might pose a serious problem at some point. However, most of the companies in which we have invested are large enough to absorb millions of additional investment. We are having difficulty finding stocks AVAILABLE AT ATTRACTIVE PRICES, but this is a function of an expensive stock market, not a surplus of cash.

INVESTMENT OUTLOOK

      I am running out of ways to say that (a) stock prices in general seem high, so (b) bargains are scarce, but (c) I like our companies' prospects and am optimistic about the long-term outlook for our portfolio, so I thought the least I could do was be succinct.

      Going forward, we still hold large positions in cable television and other media and entertainment companies (24%). Over the past few years, the virtues of the cable business have been discovered by Wall Street, and fears of leveraged balance sheets, satellite competition, etc. have faded. The stocks have been so strong that even though our other stocks have also risen, our cable and media stock positions grew to over 30% of the portfolio. I have sold roughly one-third of our holdings because the stocks are not as cheap as they used to be, and 30% seemed too high on general principles. However, the companies are doing very well, managements have become more responsive to shareholders, and the stocks are still very reasonably valued.

      We have added to our cellular telephone positions, and the stocks have performed well. 360 Communications, our second largest portfolio holding, has agreed to merge with AllTel, and if the merger occurs, we will lose one of our favorite stocks. Takeovers give a short-term boost to portfolio performance, but they are a mixed blessing if we lose a company that we think has more promise than its replacement candidates.

      In the financial services arena, mortgage REIT's (real estate investment trusts) continue to look very attractive. As I have discussed in previous letters, the ownership of mortgages has evolved significantly over the past 10-15 years. Just as Fannie Mae and Freddie Mac, two government sponsored agencies, have proven to be more efficient investors in "conforming" mortgages, mortgage REIT's have significant advantages over banks and savings and loan companies as owners of other types of mortgages. All mortgage REIT's are NOT created equal, however, and strong management and a sensible business model are critical. We believe that Redwood Trust, Novastar Financial, and Hanover Capital have all the ingredients to be good investments for us over the years.

      Other financial stocks, especially the large, well-known companies such as Fannie Mae, American Express, Capital One, Countrywide Credit, etc. have been very strong. They are great companies, but we are not adding to our positions, and in some cases have sold some of our shares. Some of the smaller companies are probably candidates for takeovers as the financial landscape continues to consolidate. We do not make investments that DEPEND on takeovers, but in some cases we would be happy to sell to an aggressive acquirer.

      We continue to look for new ideas in new industries. We attend investment conferences, visit companies, read trade journals, talk to investors whose judgment we respect, and generally turn over all the rocks we can. There are lots of good businesses we would like to own, but for the time being, other investors seem willing to outbid us for their shares. We will be patient and we hope you will be, too.

SHAREHOLDER INFORMATION MEETING

      Please join us on WEDNESDAY, MAY 27, 1998 AT THE OMAHA MARRIOTT for this annual chance to meet our staff and your fellow shareholders and to ask any questions you may have of your portfolio managers. There is no formal business to conduct, so the doors will open at 4:00 p.m. and the investment discussion will begin at 4:30 p.m. The meeting will conclude at 5:45 p.m. We have a large number of new shareholders this year, so PLEASE CALL THE RECEPTIONIST TO LET US KNOW IF YOU PLAN TO ATTEND. I look forward to seeing you then.

                                                    Sincerely,

                                                    /s/ WALLACE WEITZ

                                                    Wallace R. Weitz
                                                    President, Portfolio Manager

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1998

   SHARES
  OR UNITS                                                                              COST           VALUE
------------                                                                        -------------  -------------
              COMMON STOCKS -- 72.8%
              BANKING -- 2.2%
      30,000  Wells Fargo & Co.                                                     $   4,966,258  $   9,937,500
                                                                                    -------------  -------------

              CABLE TELEVISION -- 14.8%
     205,500  Adelphia Communications Corp. CL A*                                       1,414,656      6,087,937
   1,349,000  Century Communications Corp. CL A*                                        7,990,357     17,284,063
     370,000  Comcast Corp. Special CL A                                                4,972,972     13,065,625
     400,000  Tele-Communications, Inc. CL A*                                           5,287,462     12,437,520
     500,000  U.S. West Media Group*                                                    9,102,698     17,375,000
                                                                                    -------------  -------------
                                                                                       28,768,145     66,250,145
                                                                                    -------------  -------------
              CONSUMER PRODUCTS AND SERVICES -- 2.4%
     121,000  American Classic Voyages Co.*                                             1,130,363      2,783,000
     175,000  Lab Holdings, Inc.                                                        4,712,281      4,112,500
       4,875  Lady Baltimore Foods, Inc.                                                  227,781        257,156
     270,000  Protection One, Inc.                                                        463,074      3,611,250
                                                                                    -------------  -------------
                                                                                        6,533,499     10,763,906
                                                                                    -------------  -------------
              FEDERAL AGENCIES -- 3.9%
      90,000  Federal Home Loan Mortgage Corp.                                            385,147      4,269,375
      75,000  Federal National Mortgage Association                                     1,270,544      4,743,750
     190,000  SLM Holding Corp.                                                         2,453,825      8,288,750
                                                                                    -------------  -------------
                                                                                        4,109,516     17,301,875
                                                                                    -------------  -------------
              FINANCIAL SERVICES -- 5.1%
      70,000  American Express Co.                                                      2,031,996      6,435,625
         100  Berkshire Hathaway, Inc. CL A*                                              300,500      6,720,000
      80,000  Capital One Financial Corp.                                               1,795,928      6,310,000
      87,000  Imperial Credit Industries, Inc.*                                         1,442,750      2,060,813
      30,000  PS Group, Inc.*                                                             233,125        388,125
      40,000  United Asset Management Corp.                                             1,113,251      1,092,500
                                                                                    -------------  -------------
                                                                                        6,917,550     23,007,063
                                                                                    -------------  -------------
              INFORMATION AND DATA PROCESSING -- 1.4%
     142,100  BRC Holdings, Inc.*                                                       3,457,554      5,577,425
     180,000  Intelligent Systems Corp.*                                                  380,869        720,000
                                                                                    -------------  -------------
                                                                                        3,838,423      6,297,425
                                                                                    -------------  -------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                              COST           VALUE
------------                                                                        -------------  -------------
              MEDIA AND ENTERTAINMENT -- 9.2%
      11,937  Chris-Craft Industries, Inc.*                                         $     471,799  $     702,045
      57,200  Daily Journal Corp.*                                                      1,254,216      2,259,400
     300,000  Gabelli Global Multimedia Trust, Inc.                                     2,071,150      3,056,250
     135,000  TCI Satellite Entertainment CL A*                                           831,286        961,875
     470,000  Tele-Communications Liberty Media CL A*                                   5,136,468     16,156,250
     340,000  Tele-Communications TCI Ventures Group A*                                 2,119,096      5,971,250
     291,000  Valassis Communications, Inc.*                                            4,457,840     11,931,000
                                                                                    -------------  -------------
                                                                                       16,341,855     41,038,070
                                                                                    -------------  -------------
              MORTGAGE BANKING -- 7.2%
     250,000  Countrywide Credit Industries, Inc.                                       3,786,742     13,281,250
      24,500  Franchise Mortgage Acceptance Co.*                                          431,725        615,562
     128,500  New Century Financial Corp.*                                              1,236,937      1,268,938
     760,485  Resource Bancshares Mtg. Grp., Inc.                                       9,560,851     12,072,699
     179,999  WMF Group, Limited*                                                       1,646,991      4,904,973
                                                                                    -------------  -------------
                                                                                       16,663,246     32,143,422
                                                                                    -------------  -------------
              REAL ESTATE AND CONSTRUCTION -- 2.0%
     115,000  Catellus Development Corp.*                                                 671,575      2,127,500
      90,000  Forest City Enterprises, Inc. CL A                                        2,159,453      5,079,375
      60,000  SLH Corp.*                                                                  191,500      1,920,000
                                                                                    -------------  -------------
                                                                                        3,022,528      9,126,875
                                                                                    -------------  -------------
              REAL ESTATE INVESTMENT TRUSTS -- 9.5%
     120,000  Capital Automotive REIT                                                   1,800,000      2,265,000
     199,800  Hanover Capital Mortgage Holdings, Inc.                                   3,056,511      3,246,750
      50,000  Imperial Credit Commercial Mtg. Inv. Corp.                                  756,250        750,000
     408,000  NovaStar Financial, Inc.                                                  6,556,055      8,058,000
   1,198,117  Redwood Trust, Inc.                                                      28,610,264     28,155,750
                                                                                    -------------  -------------
                                                                                       40,779,080     42,475,500
                                                                                    -------------  -------------
              TELECOMMUNICATIONS -- 15.1%
     800,000  360 Communications Co.*                                                  16,085,815     25,000,000
      90,000  Airtouch Communications, Inc.*                                            2,453,614      4,404,375
     818,000  Centennial Cellular Corp. CL A*                                          12,178,041     21,498,103
      18,139  CommNet Cellular, Inc.*                                                     482,970        827,592
     471,500  Corecomm, Inc.                                                            9,604,426      7,853,445
      80,000  Telephone and Data Systems, Inc.                                          2,966,739      3,800,000
     248,200  Vanguard Cellular Systems, Inc. CL A                                      3,099,688      4,514,138
                                                                                    -------------  -------------
                                                                                       46,871,293     67,897,653
                                                                                    -------------  -------------
                      Total Common Stocks                                             178,811,393    326,239,434
                                                                                    -------------  -------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                              COST           VALUE
------------                                                                        -------------  -------------
              WARRANTS -- 0.4%
     199,800  Hanover Capital Mtg. Holdings, Inc. , Expiring 9/15/00                $      68,680  $     624,375
     185,000  Novastar Financial, Inc., Expiring 10/30/00                                 271,950      1,248,750
                                                                                    -------------  -------------
                      Total Warrants                                                      340,630      1,873,125
                                                                                    -------------  -------------
              NON-CONVERTIBLE PREFERRED STOCKS -- 1.0%
      10,000  Community Bank 13% Pfd. Series B                                            257,550        280,000
      15,000  Crown American Realty Trust 11% Pfd. Series A                               750,000        805,313
      30,000  Prime Retail, Inc. 10.5% Pfd. Series A                                      645,000        810,000
      69,941  Riggs National Corp. 10.75% Pfd. Series B                                 1,852,839      1,949,605
      34,000  River Bank America 15.0% Pfd. Series A                                      845,750        782,000
                                                                                    -------------  -------------
                      Total Non-Convertible Preferred Stocks                            4,351,139      4,626,918
                                                                                    -------------  -------------


    FACE
   AMOUNT
------------
              CORPORATE BONDS -- 1.3%
$    500,000  Salomon, Inc. Notes 7.125% 8/01/99                                          500,000        507,464
   1,500,000  USA Networks, Inc. 7.0% 7/01/03                                           1,456,175      1,467,094
     750,000  Local Financial Corp. 11.0% 9/08/04                                         750,000        813,750
   1,000,000  Dime Savings 10.5% 11/15/05                                               1,047,428      1,067,500
   2,000,000  Harcourt General 6.5% 5/15/11                                             1,937,474      1,959,770
                                                                                    -------------  -------------
                      Total Corporate Bonds                                             5,691,077      5,815,578
                                                                                    -------------  -------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 7.3%
     750,000  U.S. Treasury Note 6.0% 5/31/98                                             749,754        750,586
   7,000,000  U.S. Treasury Note 5.5% 3/31/00                                           6,987,985      6,990,156
   4,750,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                                   4,750,524      4,837,578
   2,000,000  Federal Home Loan Bank 7.0% 5/28/02                                       2,002,816      2,004,688
   6,000,000  Federal Home Loan Bank 0.0% 1/21/03                                       4,312,962      4,321,981
   3,000,000  Federal Natl. Mtg. Assn. 7.54% 6/04/04                                    3,003,432      3,008,906
   2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                                    2,499,063      2,544,531
   1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                     1,001,207      1,032,031
   1,000,000  Federal Natl. Mtg. Assn. 7.44% 11/06/06                                   1,001,946      1,006,719
   6,000,000  Federal Natl. Mtg. Assn. 6.56% 11/26/07                                   6,000,000      6,070,296
                                                                                    -------------  -------------
                      Total U.S. Government and Agency Securities                      32,309,689     32,567,472
                                                                                    -------------  -------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    FACE
   AMOUNT                                                                               COST           VALUE
------------                                                                        -------------  -------------
              SHORT-TERM SECURITIES -- 17.2%
$ 18,765,281  Norwest U.S. Government Money Market Fund                             $  18,765,281  $  18,765,281
   4,000,000  Federal Home Loan Bank Discount Note 4/08/98                              3,995,854      3,995,067
  12,000,000  Federal Home Loan Bank Discount Note 5/06/98                             11,937,817     11,933,640
  15,000,000  U.S. Treasury Bill 5/07/98                                               14,924,910     14,922,609
   3,200,000  U.S. Treasury Bill 5/14/98                                                3,180,753      3,180,366
   6,000,000  Federal Home Loan Bank Discount Note 6/10/98                              5,937,233      5,934,917
   8,000,000  Federal Home Loan Mtg. Corp. Discount Note 6/12/98                        7,913,600      7,910,778
   4,500,000  Federal Home Loan Bank Discount Note 6/12/98                              4,451,400      4,451,911
   6,000,000  Federal Home Loan Bank Discount Note 8/03/98                              5,890,260      5,887,916
                                                                                    -------------  -------------
                      Total Short-Term Securities                                      76,997,108     76,982,485
                                                                                    -------------  -------------
                      Total Investments in Securities                               $ 298,501,036    448,105,012
                                                                                    -------------  -------------
                                                                                    -------------
              Covered Call Options Written at Market Value -- (0.1%)                                    (560,500)
              Other Assets Less Liabilities -- 0.1%                                                      731,973
                                                                                                   -------------
                      Total Net Assets -- 100%                                                     $ 448,276,485
                                                                                                   -------------
                                                                                                   -------------
                      Net Asset Value Per Share                                                    $      29.311
                                                                                                   -------------
                                                                                                   -------------

                                                                                        EXPIRATION
    NO. OF                                                                             DATE/STRIKE
   CONTRACTS                                                                              PRICE           VALUE
---------------                                                                       --------------  -------------
                 COVERED CALL OPTIONS WRITTEN AT
                 MARKET VALUE
         225     Capital One Financial Corp.                                           Sept. 1998/80  $    (171,562)
         350     Countrywide Credit Industries, Inc.                                    July 1998/50       (234,063)
         420     Valassis Communications, Inc.                                          July 1998/40       (154,875)
                                                                                                      -------------
                         Total written call options (premiums received $528,542)                      $    (560,500)
                                                                                                      -------------
                                                                                                      -------------

*Non-income producing

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1998

Assets:
    Investment in securities at value (cost $298,501,036)                         $448,105,012
    Accrued interest and dividends receivable                                          857,972
    Deposits with brokers for covered call options written                             528,762
                                                                                  ------------
          Total assets                                                             449,491,746
                                                                                  ------------

Liabilities:
    Due to adviser                                                                     428,094
    Payable for securities purchased                                                   207,336
    Covered call options written, at value (proceeds received $528,543)                560,500
    Other expenses                                                                      19,331
                                                                                  ------------
          Total liabilities                                                          1,215,261
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $448,276,485
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                          15,294
    Additional paid-in capital                                                     266,248,779
    Accumulated undistributed net realized gains                                    32,440,393
    Net unrealized appreciation (note 5)                                           149,572,019
                                                                                  ------------

          Net assets                                                              $448,276,485
                                                                                  ------------
                                                                                  ------------

Net asset value and redemption price per share of outstanding
 capital stock (15,293,691 shares outstanding)                                    $     29.311
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1998

Investment income:
    Dividends                                                                    $  4,140,662
    Interest                                                                        3,393,357
                                                                                 ------------
        Total investment income                                                     7,534,019
                                                                                 ------------

Expenses (note 3):
    Investment advisory fee                                                         3,401,132
    Administrative fee                                                                608,221
    Director's fees                                                                    20,707
    Dividends on securities sold short                                                245,125
    Other expenses                                                                    298,826
                                                                                 ------------
        Total expenses                                                              4,574,011
                                                                                 ------------

        Net investment income                                                       2,960,008
                                                                                 ------------

Realized and unrealized gain on investments:
    Realized gain on investments                                                   51,507,135
    Net unrealized appreciation of investments                                    106,357,105
                                                                                 ------------
        Net realized and unrealized gain on investments                           157,864,240
                                                                                 ------------
        Net increase in net assets resulting from operations                     $160,824,248
                                                                                 ------------
                                                                                 ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED MARCH 31,
                                                                                        1998            1997
                                                                                   --------------  --------------
Increase in net assets:
    From operations:
        Net investment income                                                      $    2,960,008  $    2,339,666
        Net realized gain                                                              51,507,135      22,078,674
        Net unrealized appreciation                                                   106,357,105       8,381,030
                                                                                   --------------  --------------
            Net increase in net assets resulting from operations                      160,824,248      32,799,370
                                                                                   --------------  --------------

    Distributions to shareholders from:
        Net investment income                                                          (4,210,726)     (1,494,741)
        Net realized gain                                                             (34,829,986)    (13,158,732)
                                                                                   --------------  --------------
            Total distributions                                                       (39,040,712)    (14,653,473)
                                                                                   --------------  --------------

    Capital share transactions (note 4):
        Proceeds from sales                                                            57,926,067     102,398,781
        Payments for redemptions                                                      (45,164,817)    (29,748,582)
        Reinvestment of distributions                                                  38,134,324      14,292,423
                                                                                   --------------  --------------
            Total increase from capital share transactions                             50,895,574      86,942,622
                                                                                   --------------  --------------
            Total increase in net assets                                              172,679,110     105,088,519
                                                                                   --------------  --------------

Net assets:
    Beginning of period                                                               275,597,375     170,508,856
                                                                                   --------------  --------------
    End of period                                                                  $  448,276,485  $  275,597,375
                                                                                   --------------  --------------
                                                                                   --------------  --------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Value Portfolio and its predecessor outstanding throughout the periods indicated. On April 1, 1990, Weitz Value Fund, Inc. was merged into the Fund and renamed the Value Portfolio. Information prior to that date is for a share of the Weitz Value Fund, Inc.

                                                                         YEAR ENDED MARCH 31,
                                     ---------------------------------------------------------------------------------------------
                                       1998      1997      1996      1995      1994     1993     1992     1991     1990     1989
                                     --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD:                              $20.988   $19.457   $15.552   $15.684   $15.526  $13.926  $12.842  $11.854  $11.772  $10.517
                                     --------  --------  --------  --------  --------  -------  -------  -------  -------  -------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income                 0.219     0.178     0.157     0.144     0.089    0.221    0.360    0.319    0.421    0.335
  Net gains or losses on securities
   (realized and unrealized)           11.026     2.580     5.247     0.452     0.683    2.199    1.445    1.117    0.720    1.238
                                     --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
  Total from investment operations     11.245     2.758     5.404     0.596     0.772    2.420    1.805    1.436    1.141    1.573
                                     --------  --------  --------  --------  --------  -------  -------  -------  -------  -------

LESS DISTRIBUTIONS:
  Dividends from net investment
   income                              (0.313)   (0.125)   (0.418)    --       (0.023)  (0.275)  (0.324)  (0.380)  (0.430)  (0.318)
  Distributions from realized gains    (2.609)   (1.102)   (1.081)   (0.728)   (0.591)  (0.545)  (0.397)  (0.068)  (0.629)   --
                                     --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
  Total distributions                  (2.922)   (1.227)   (1.499)   (0.728)   (0.614)  (0.820)  (0.721)  (0.448)  (1.059)  (0.318)
                                     --------  --------  --------  --------  --------  -------  -------  -------  -------  -------

NET ASSET VALUE, END OF PERIOD        $29.311   $20.988   $19.457   $15.552   $15.684  $15.526  $13.926  $12.842  $11.854  $11.772
                                     --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
                                     --------  --------  --------  --------  --------  -------  -------  -------  -------  -------

TOTAL RETURN                            58.8%     14.3%     35.9%      4.1%      4.9%    18.3%    14.3%    12.6%     9.6%    15.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000)     $448,276  $275,597  $170,509  $118,776  $103,840  $67,617  $35,948  $27,503  $24,540  $16,394

Ratio of expenses to average net
 assets                                 1.27%     1.29%     1.35%     1.42%     1.41%    1.35%    1.40%    1.49%    1.46%    1.50%

Ratio of net investment income to
 average net assets                     0.87%     0.93%     0.91%     1.06%     0.64%    1.66%    2.75%    2.71%    3.71%    3.30%

Portfolio turnover rate                   39%       39%       40%       28%       23%      23%      35%      29%      49%      25%

Average commission rate paid (per
 share)+                              $0.0514   $0.0476

+Required by regulations issued in 1995.

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1998, the Fund had four series: the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio, and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Value Portfolio (the "Portfolio").

    The Portfolio's investment objective is capital appreciation. The Portfolio invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

   (a) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

       - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

       - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

       - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

       - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund's Board of Directors.

       When the Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   b) FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

   (c) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the security sold.

   (d) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

   (e) SECURITIES SOLD SHORT

       The Portfolio periodically engages in selling securities short, which obligates the Portfolio to replace a security borrowed by purchasing the same security at the current market value. The Portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio would realize a gain if the price of the security declines between those dates.

       The Portfolio is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Portfolio will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Portfolio's average annual daily net asset value. The expenses incurred by the Portfolio did not exceed the percentage limitation during the year ended March 31, 1998.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended March 31, 1998, the fee was calculated at an average annual rate of .18% of the Portfolio's average daily net assets.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001. Thirty million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Portfolio. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Portfolio are summarized as follows:

                                                                                 YEAR ENDED MARCH 31,
                                                                                  1998         1997
                                                                               -----------  -----------
Transactions in shares:
  Shares issued..............................................................    2,346,283    5,119,390
  Shares redeemed............................................................   (1,914,458)  (1,445,654)
  Reinvested dividends.......................................................    1,730,795      694,076
                                                                               -----------  -----------
    Net increase.............................................................    2,162,620    4,367,812
                                                                               -----------  -----------
                                                                               -----------  -----------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $120,608,865 and $159,933,526, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 1998, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $156,224,680 and $6,652,661, respectively.

    Transactions relating to covered call options during the year ended March 31, 1998, are summarized as follows:

                                                                                 NUMBER OF
                                                                                  OPTIONS      PREMIUM
                                                                                -----------  -----------
Options written, beginning of period..........................................          --           --
Options written, during the period............................................     109,500      576,991
Options exercised during the period...........................................     (10,000)     (48,448)
                                                                                -----------  -----------
Options outstanding, end of period............................................      99,500      528,543
                                                                                -----------  -----------
                                                                                -----------  -----------

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. -- Value Portfolio:

    We have audited the accompanying statement of assets and liabilities of the Value Portfolio of Weitz Series Fund, Inc., including the schedule of investments in securities, as of March 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for all years prior to April 1, 1996, were audited by other auditors whose report, dated April 17, 1996, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Portfolio of Weitz Series Fund, Inc. as of March 31, 1998, and the results of its operations, changes in its net assets, and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                          /s/ McGladrey & Pullen, LLP

New York, New York
April 17, 1998